UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): April 28, 2005



                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
-----------------------------------------------------------------------------
On April 28, 2005, Access Pharmaceuticals, Inc. received notice from the staff of The American Stock Exchange ("AMEX") indicating that we were not in compliance with Section 1003(a)(i) of the AMEX Company Guide, in that our stockholders' equity is less than $2 million and we have sustained losses from continuing operations and/or net losses in two of our three most recent fiscal years; with Section 1003(a)(ii) of the AMEX Company Guide, in that our stockholders' equity is less than $4 million and we have sustained losses from continuing operations and/or net losses in three of our four most recent fiscal years; and with Section 1003(a)(iii) of the AMEX Company Guide, in that our stockholders' equity is less than $6 million and we have sustained losses from continuing operations and/or net losses in our five most recent fiscal years.

In order to maintain listing of our Common Stock on AMEX, we must submit a plan by May 31, 2005, advising AMEX of the actions we have taken, or will take, that would bring us into compliance with the applicable listing standards. If AMEX accepts the plan, we may be able to continue our listing during the plan period of up to 8 months, during which time we will be subject to periodic review to determine whether we are making progress consistent with the plan. If AMEX does not accept our plan, or even if accepted, if we are not in compliance with the continued listing standards at the end of the 8 month period or do not make progress consistent with the plan during such period, AMEX may initiate delisting proceedings with respect to our Common Stock.

We intend to submit a compliance plan to AMEX by May 31, 2005. Our Common Stock continues to trade on AMEX.

                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated May 4, 2005

                                  3